SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              15-May-03

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2
(Exact name of registrant as specified in its charter)


          New York             333-86750             13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

             On   15-May-03   a scheduled distribution was made from the Trust
                to holders of the Certificates.  The Trustee has caused to be
		    filed with the Commission, the Monthly Report dated
		       15-May-03
                The Monthly Report is filed pursuant to and in accordance with
                (1) numerous no-action letters (2) current Commission policy in the area.





                A.   Monthly Report Information
                     See Exhibit No.1


                B.   Have and deficiencies occurred?  NO.
                              Date:
                              Amount:

                C.   Item 1: Legal Proceedings:  NONE

                D.   Item 2: Changes in Securities:   NONE

                E.   Item 4: Submission of Matters to a Vote of
                     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items
1,2,4,5 if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                Exhibit No.

   1.)              Monthly Distribution Report Dated        15-May-03


Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   15-May-03

DISTRIBUTION SUMMARY

     Class         Orig Bal       Beg Bal           Prin
      A-1        397,000,000    397,000,000      1,900,002
      A-2        213,560,000    213,560,000       365,159
      A-IO       60,000,000     60,000,000           0
    A-IO-INV     730,000,000    730,000,000          0
      M-1        44,140,000     44,140,000           0
      M-2        40,460,000     40,460,000           0
      M-3        11,035,000     11,035,000           0
      M-4        18,400,000     18,400,000           0
      M-5        11,034,900     11,034,900           0
       P             100            100              0
       X              0              0               0
       R              0              0               0
      B-IO       64,000,000     64,000,000           0
     Total       735,630,000    735,630,000      2,265,160


      Rate           Int
    1.68000%       759,593
    1.68000%       408,611
    4.00000%       200,000
    0.04000%       33,256
    2.20000%       110,595
    3.20000%       147,454
    3.55000%       44,615
    5.15000%       107,921
    5.80000%       72,892
      N/A          38,356
    0.00000%          0
    0.00000%          0
    3.50000%       186,667
    1.30000%      1,923,294


     Class           Loss        Total Dist
      A-1            N/A         2,659,595
      A-2            N/A          773,770
      A-IO           N/A          200,000
    A-IO-INV         N/A          33,256
      M-1            0.00         110,595
      M-2            0.00         147,454
      M-3            0.00         44,615
      M-4            0.00         107,921
      M-5            0.00         72,892
       P             0.00         38,356
       X             N/A             0
       R             N/A             0
      B-IO           N/A          186,667
     Total           0.00        4,188,454



   Int Short       End Bal
       0         395,099,998
       0         213,194,841
       0         58,792,000
       0         699,000,000
       0         44,140,000
       0         40,460,000
       0         11,035,000
       0         18,400,000
       0         11,034,900
       0             100
       0             55
       0              0
       0         64,000,000
       0         733,364,840



AMOUNTS PER $1,000 UNIT


     Class          Cusip           Prin
      A-1         04541GDP4       4.78590
      A-2         04541GDQ2       1.70987
      A-IO        04541GDR0       0.00000
    A-IO-INV      04541GDX7       0.00000
      M-1         04541GDS8       0.00000
      M-2         04541GDT6       0.00000
      M-3         04541GDU3       0.00000
      M-4         04541GDV1       0.00000
      M-5         04541GDW9       0.00000
       P          04541GEB4       0.00000
       X          04541GDZ2       0.00000
       R          04541GEA6       0.00000
      B-IO        04541GDY5       0.00000
     Total          0.00          0.00000

      Int           Total
    1.91333        6.69923
    1.91333        3.62320
    3.33333        3.33333
    0.04556        0.04556
    2.50556        2.50556
    3.64444        3.64444
    4.04306        4.04306
    5.86528        5.86528
    6.60556        6.60556
 383559.00000   383559.00000
    0.00000        0.00000
    0.00000        0.00000
    2.91667        2.91667
    0.00000        0.00000

                   Interest
                Carry-forward
     Class          Amount        End Bal
      A-1          0.00000       995.21410
      A-2          0.00000       998.29013
      A-IO         0.00000       979.86667
    A-IO-INV       0.00000       957.53425
      M-1          0.00000      1000.00000
      M-2          0.00000      1000.00000
      M-3          0.00000      1000.00000
      M-4          0.00000      1000.00000
      M-5          0.00000      1000.00000
       P           0.00000        0.00000
       X           0.00000        0.00000
       R           0.00000      1000.00000


Principal Distributions:
Beginning Balance                                  735,630,055
     Scheduled Principal                               582,212
     Prepayments (Incls Curtail)                     1,682,948
     Net Liquidation Proceeds                                0
     Loan Purchase Prices                                    0
     Total Principal Remittance                      2,265,160
     Net Realized Losses                                     0
Ending Balance                                     733,364,894
Ending Count                                             4,580

Aggregate End Coll Bal                             733,364,894

Ending Overcollateralization Amount                         55

Number of Liquidated Loans                                   0

Interest Distributions:
Scheduled Interest  - Net of Servicing Fee           4,395,663
Less Relief Act Interest Shortfall                           0
Less Net Prepayment Interest Shortfall                       0
                                                     4,395,663

Servicing Fee                                          306,512

Advances
Curr Agg Adv as of determ. date                      3734807.15
Out. Agg. Adv as of end of prior calendar month               0

Has Fairbanks failed the Termination Test     NO

Delinquency Information
                    Count         Balance
30-59 days delin     48          8,432,120
60-89 days delin      1           49,516
90 + days delinq      0              0
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                    Count         Balance     Market Value (REO)
Outstanding Loan    4,580       733,364,894
Foreclosure           0              0
Bankruptcy            3           357,776
REO                   0              0              0.00

Interest Shortfall

                     Tot            Real            Prep
                    Unpaid         Losses            Int
                                                  Shortfall
      A-1           0.00           0.00             0.00
      A-2           0.00           0.00             0.00
      A-IO          0.00           0.00             0.00
    A-IO-INV        0.00           0.00             0.00
      M-1           0.00           0.00             0.00
      M-2           0.00           0.00             0.00
      M-3           0.00           0.00             0.00
      M-4           0.00           0.00             0.00
      M-5           0.00           0.00             0.00
       P            0.00           0.00             0.00
       X            0.00           0.00             0.00
      BIO           0.00           0.00             0.00
                    0.00           0.00             0.00


                                    Net
                    RAISF         WAC Rate
                                 Carryover
      A-1           0.00           0.00
      A-2           0.00           0.00
      A-IO          0.00           0.00
    A-IO-INV        0.00           0.00
      M-1           0.00           0.00
      M-2           0.00           0.00
      M-3           0.00           0.00
      M-4           0.00           0.00
      M-5           0.00           0.00
       P            0.00           0.00
       X            0.00           0.00
      BIO           0.00           0.00
                    0.00           0.00


Num. of Loans for which Prep.Prem. were collected            8
Prin. Bal. of Loans for which Prep. Prem. Were Coll  1,219,961
Curr. amt of Prep. Prems                                38,356

Real. Losses incurred during the related Per.                0
Cum. Real. Losses since Startup Day                          0

Weighted Avg Term to Mat. of Mortg. Loans                  350
Weighted Avg. Gross Coup. of Mortg. Loans                    0
Weighted Avg. Net Coupon of Mortg. Loans                     0

Agg. Num. of Mortg. Loans in the pool                    4,580

O/C Target Amt                                      14,344,337

Credit Enhancement %                                 17.054273%

O/C Increase Amount                                          0

O/C Release Amt                                              0

O/C Deficiency Amt                                  12,079,122

Excess O/C Amt                                               0

Pmt from Yield Maint. Agreement                              0

Net Monthly Excess Cash Flow                         2,309,323

Extra Ordinary Trust Fund Expenses                           0

Trigger Event Occurance                              NO

Step Down Date Occurred                              NO

                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee